2020 1st Quarter Conference Call

April 23, 2020


HELIX
Q7000

Helix ENERGY SOLUTIONS

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the COVID-19 pandemic and the recent OPEC+ price war and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage current changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and the recent OPEC+ price war and actions by customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws.

Social Media

From time to time we provide information about Helix on social media, including:

- Twitter: @Helix_ESG
- LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
- Facebook: www.facebook.com/HelixEnergySolutionsGroup
- Instagram: www.instagram.com/helixenergysolutions

PRESENTATION OUTLINE



Executive Summary


HELIX ENERGY
12305
D-55
21
55
D-55
D-55

EXECUTIVE SUMMARY

($ in millions, except per share data)	Three Months Ended		
	3/31/20	3/31/19	12/31/19
Revenues	$ 181	$ 167	$ 171
Gross profit	$ 2	$ 16	$ 27
	1%	*10%*	*16%*
Net income (loss)[1]	$ (12)	$ 1	$ 8
Diluted earnings (loss) per share	$ (0.09)	$ 0.01	$ 0.05
Adjusted EBITDA[2]			
Business segments	$ 26	$ 37	$ 47
Corporate, eliminations and other	(7)	(7)	(14)
Adjusted EBITDA[2]	$ 19	$ 30	$ 33
Cash and cash equivalents[3]	$ 159	$ 220	$ 208
Cash flows from operating activities[4]	$ (17)	$ (34)	$ 80

[1] Net income (loss) attributable to common shareholders
[2] Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25
[3] Excludes restricted cash of $52 million as of 3/31/20 and $54 million as of 12/31/19
[4] Cash flows from operating activities during the three months ended March 31, 2020 and March 31, 2019 include $18 million and $17 million, respectively, of regulatory certification costs for our vessels and systems

Highlights – Q1 2020

- Net loss[1] of $(12) million, $(0.09) per diluted share, which was impacted by the following:
    - Goodwill impairment charge of $6.7 million associated with Subsea Technologies Group Limited
    - Net tax benefits of $8.3 million related to certain foreign subsidiary tax restructurings and $5.8 million related to tax law changes associated with the CARES Act
- Adjusted EBITDA[2] of $19 million
- Operating cash flows of $(17) million
- Free Cash Flow[2] of $(30) million, includes $30 million in capital spending:
    - $18 million for regulatory certifications of our vessels and systems in operating cash flows
    - $12 million in capital expenditures in investing cash flows

[1] Net loss attributable to common shareholders
[2] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 25

Well Intervention

- *Q7000* commenced operations in Nigeria in January 2020
- Utilization of 72% across the well intervention vessel fleet
  - 59% in the GOM, impacted by 73 days of scheduled regulatory inspections
  - 63% in the North Sea and West Africa
  - 99% in Brazil
- 15K IRS and 10K IRS idle during quarter

Robotics

- Robotics chartered vessels utilization 89%
  - 272 spot vessel days, including 182 days of seabed clearance and site preparation for renewables project in the North Sea
  - 42 vessel trenching days on windfarm project
- ROVs, trenchers and ROVDrill utilization 34%

Production Facilities

- *Helix Producer 1* operated at full rates during quarter
- Nominal production benefit

Q1 2020

- Cash and cash equivalents of $159 million
  - Excludes $52 million of restricted cash[1]
- Liquidity[2] of approximately $332 million
- Long-term debt[3] of $394 million
- Net debt[4] of $183 million

[1] Restricted cash of $52 million pledged as collateral at 3/31/20 for a short-term project-related letter of credit
[2] Liquidity at 3/31/20 is calculated as the sum of cash and cash equivalents ($159 million) plus available capacity under our revolving credit facility ($173 million) and excludes restricted cash of $52 million; amounts may not add due to rounding
[3] Net of unamortized discounts and issuance costs
[4] Net debt at 3/31/20 is calculated as long-term debt ($394 million) less cash and cash equivalents ($159 million) and less restricted cash ($52 million); amounts may not add due to rounding

Operational Highlights by Segment


HELIX
ENERGY SOLUTIONS

COVID-19 AND MARKET EVENTS

- The ongoing COVID-19 pandemic and the Q1 OPEC+ price war have resulted in a precipitous decrease in the price of oil and caused significant disruption and uncertainty in the oil and gas market.
- The COVID-19 pandemic has created challenges for our operations, in particular crew changes due to travel restrictions; we have established stringent safety measures and protocols on the vessels and for crew changes
  - Self-isolation before shifts, health questionnaires, screening / virus testing before boarding vessels, longer shifts = reduced travel
  - PPE requirements onboard (including masks), social distancing adhered to, common areas closed, immediate response plan for any crew showing symptoms
- Customer demand for our services is expected to decrease at least in the near term
- The Company is continuing to take what we believe to be appropriate steps to protect its employees, customers and balance sheet

BUSINESS SEGMENT RESULTS

($ in millions)	Three Months Ended								
	3/31/20			3/31/19			12/31/19		
Revenues									
Well Intervention[2]	$	141		$	122		$	142	
Robotics		35			39			35	
Production Facilities		16			15			17	
Intercompany Eliminations		(10)			(9)			(23)	
Total[1]	$	181		$	167		$	171	
Gross profit (loss) %									
Well Intervention[2]	$	(1)	-1%	$	13	11%	$	20	14%
Robotics		-			(2)	-4%		1	4%
Production Facilities		4	27%		5	31%		6	37%
Eliminations and other		-			-			-	
Total[1]	$	2	1%	$	16	10%	$	27	16%
Utilization									
Well Intervention vessels[2]		72%			74%			92%	
Robotics vessels		89%			88%			73%	
ROVs, trenchers and ROVDrill		34%			39%			41%	

[1] Amounts may not add due to rounding
[2] Includes the *Q7000* beginning January 2020

Gulf of Mexico

- ***Q5000*** - 51% utilized in Q1; completed scheduled five-year regulatory inspection; performed enhancement work on one well for a customer followed by well abandonment work on one well for another customer
- ***Q4000*** - 68% utilized in Q1; completed multi-well campaign for one customer; completed scheduled regulatory inspections; commenced production enhancement work on two wells for another customer
- ***15K IRS rental unit*** – System idle in Q1, system mobilizing for BP
- ***10K IRS rental unit*** – System idle in Q1


Q5000

North Sea and West Africa

- ***Well Enhancer*** – 63% utilized in Q1; performed one-well intervention work for one customer; completed scheduled dry dock maintenance during seasonal warm stack period; commenced intervention work in March for another customer
- ***Seawell*** – 34% utilized in Q1; scheduled maintenance performed in January during seasonal warm stack period; mobilized late February for two multi-well abandonment campaigns for two customers
- ***Q7000*** – commenced operations on January 23, 100% utilized; performed enhancement operations on four wells for one customer



Brazil

- ***Siem Helix 1*** **–** 98% utilized in Q1; performed workover and production enhancement operations on one well and abandonment scopes on three wells
- ***Siem Helix 2*** **–** 99% utilized in Q1; performed workover and performance enhancement operations on two wells and abandonment scopes on two wells; scheduled maintenance completed during quarter with minimal impact


SIEM HELIX 1

Grand Canyon II (Asia Pacific) – 100% utilized in Q1; performed ROV support projects for customer in Malaysia

Grand Canyon III (North Sea) – 46% utilized in Q1; performed trenching operations for two customers

Spot Vessels – 272 total days of spot vessel utilization globally; three vessels performing renewable energy work in the North Sea, including 182 days of seabed clearance and site preparation for a windfarm project in the North Sea; the *Ross Candies* performing work for three clients in Gulf of Mexico; the *Pride* transiting from Singapore for a salvage project in Australia

Trenching – 42 days of vessel trenching operations on Helix chartered vessels



UTILIZATION



100%
80%
60%
40%
20%
0%
72%
92%
74%
89%
73%
88%
34%
41%
39%
Q1 2020
Q4 2019
Q1 2019
Well Intervention Vessels
Robotics Support Vessels
ROVs, Trenchers and ROVDrill

Well Intervention Vessels
- *Q5000*
- *Q4000*
- *Seawell*
- *Well Enhancer*
- *Siem Helix 1*[1]
- *Siem Helix 2*[1]
- *Q7000*[4]

Robotics Support Vessels
- *Grand Canyon*[1,3]
- *Grand Canyon II*[1]
- *Grand Canyon III*[1]
- Spot vessels[1]

ROVs, Trenchers and ROVDrill
- 44 ROVs[2]
- 1 ROVDrill unit[2]
- 4 Trenchers[2]

[1] Chartered vessels
[2] One ROV retired in Q1 2020 and one ROV retired in Q4 2019; one trencher retired in Q2 2019
[3] *Grand Canyon* charter expired November 2019; Q4 2019 utilization calculated through expiration date
[4] *Q7000* included in utilization calculation from its commencement of operations in January 2020

Key Financial Metrics


CANYON III

Total funded debt[1] of $423 million at 3/31/20

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $32 million Term Loan – LIBOR + 3.25%
  - Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021
- $60 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $80 million Q5000 Loan – LIBOR + 2.75%[2]
  - Quarterly amortization payments of approximately $8.9 million
  - During Q1 2020, maturity extended to January 2021 with a final balloon payment of $54 million; interest rate increased 0.25%

Principal Payment Schedule at 3/31/20
($ in millions)



$150
$100
$50
$0
$33
$91
$133
$133
$9
$24
2020
2021
2022
2023
2024
2025-2027
MARAD
CSN 2022
Term Loan
CSN 2023
Q5000 Loan

[1] Excludes unamortized debt discounts and debt issuance costs

[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

DEBT & LIQUIDITY PROFILE



$700
$600
$500
$400
$300
$200
$100
$0
$626
$269
$496
$229
$440
$161
$406
$143
$394
$183
12/31/16
12/31/17
12/31/18
12/31/19
3/31/20
Long-term Debt¹
Net Debt²
Liquidity³

Liquidity[3] of approximately $332 million at 3/31/20

[1] Long-term debt is net of unamortized debt discounts and issuance costs

[2] Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash

[3] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility; liquidity excludes restricted cash of $52 million pledged as collateral on a short-term project-related letter of credit

2020 Outlook



2020 OUTLOOK

Total backlog at March 31, 2020 was approximately $678 million ($471 million for Well Intervention); backlog of $392 million expected to be realized during remainder of 2020

Well Intervention Outlook

- ***Q7000*** (West Africa) – vessel warm stacked until it resumes its West Africa campaign or transits to another region
- ***Seawell*** (North Sea) – contracted work through mid-April; stacked with some work deferred or cancelled
- ***Well Enhancer*** (North Sea) – contracted backlog into Q3, with expected weak spot remainder of 2020
- ***Q4000*** (Gulf of Mexico) – contracted backlog into Q3
- ***Q5000*** (Gulf of Mexico) – contracted with BP beginning April through remainder of 2020
- IRS rental units (Gulf of Mexico) – 15K IRS expected to perform one well with BP in Q2; 10K IRS idle
- ***Siem Helix 1 & 2*** (Brazil) – under contract for Petrobras; scheduled maintenance for *Siem Helix 1* in Q2 (expect up to four days downtime)

Robotics Outlook

Anticipate continued improved cost structure, lower trenching activity, and headwinds in oil & gas market during remainder of the year

- ***Grand Canyon II*** (Asia Pacific) – contracted for ROV support project through mid-April; identified prospects and expected good utilization during remainder of 2020
- ***Grand Canyon III*** (North Sea) – currently performing ROV support work and expected to resume trenching in May through Q3; additional trenching opportunities identified for Q4
- ***Ross Candies*** (Gulf of Mexico) – expected good utilization through charter expiration in early Q3; evaluating opportunities and options during the second half of 2020
- **VOOs** (North Sea) – currently utilizing two vessels of opportunity on a renewable energy support project (UXO and boulder removal) expected to continue into Q4
- **VOO** (APAC) – currently performing a salvage project offshore Australia expected to continue through mid-May

Production Facilities – *Helix Producer 1* contracted through 2020 on long-term contract

2020 Capital additions are currently forecasted at approximately $38 million, consisting of the following:

- Growth Capex – $5 million related primarily to completion of *Q7000* and related intervention system
- Maintenance Capex – $33 million primarily for regulatory certification costs on our vessels and systems, including regulatory certification costs on *Q4000*, *Q5000* and *Seawell*
- Capital additions for the remainder of 2020 expected to be $13 million

Balance Sheet

- Our total funded debt[1] level is expected to decrease by $33 million (from $423 million at March 31, 2020 to $390 million at December 31, 2020) as a result of scheduled principal payments
- Tax refunds of approximately $16 million expected during 2020 and 2021 related to the CARES Act

[1] Excludes unamortized debt discounts and issuance costs

Non-GAAP Reconciliations


HELIX
Huisman

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)

	Three Months Ended		
	3/31/20	**3/31/19**	**12/31/19**
Adjusted EBITDA:			
Net income (loss)	$ (13,928)	$ 1,318	$ 7,934
Adjustments:			
Income tax provision (benefit)	(21,093)	324	1,120
Net interest expense	5,746	2,098	2,129
Loss on extinguishment of long-term debt	-	-	-
Other (income) expense, net	10,427	(1,166)	(3,595)
Depreciation and amortization	31,598	28,509	28,300
Goodwill impairment	6,689	-	-
Non-cash gain on equity investment	-	-	(1,613)
EBITDA	$ 19,439	$ 31,083	$ 34,275
Adjustments:			
Realized losses from FX contracts not designated as hedging instruments	$ (682)	$ (869)	$ (998)
Provision from current expected credit losses	586	-	-
Adjusted EBITDA	$ 19,343	$ 30,214	$ 33,277
Free cash flow:			
Cash flows from operating activities	$ (17,222)	$ (34,246)	$ 79,792
Less: Capital expenditures, net of proceeds from sale of assets	(12,389)	(11,630)	(95,218)
Free cash flow	$ (29,611)	$ (45,876)	$ (15,426)

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gains and losses on disposition of assets and the provision for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

Thank you


HELIX
XLS28

Helix
ENERGY SOLUTIONS